                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  DECEMBER 5, 2000
                                                       ----------------

                               ACCORD NETWORKS LTD.
               ------------------------------------------------------
               (Exact Name of Registrant as Specified in Its Charter)


                                      ISRAEL
               ------------------------------------------------------
                   (State or Other Jurisdiction of Incorporation)

           000-30887                                   NOT APPLICABLE
    ------------------------                 ---------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


              9040 ROSWELL ROAD, SUITE 450, ATLANTA, GEORGIA  30350-1877
             -----------------------------------------------------------
                  (Address of Principal Executive Offices)    (Zip Code)


                 Registrant's telephone number, including area code:


                                  (770) 641-4400
                                  --------------

ITEM 5.   OTHER EVENTS

        On December 5, 2000, Accord Networks Ltd. ("Accord") entered into an Agreement and Plan of Merger and Reorganization dated as of December 5, 2000 (the "Merger Agreement") with Polycom, Inc. ("Polycom") and Merger Sub
Ltd. ("Merger Sub") pursuant to the terms and conditions of which shareholders of Accord will receive .3065 shares (the "Exchange Ratio") of Polycom common stock in exchange for each Accord ordinary share (the "Merger"). In addition, pursuant to the terms of the Merger Agreement, each outstanding option and warrant to acquire Accord ordinary shares will be assumed by Polycom and will be treated as an option or warrant to purchase that number of shares of Polycom common stock equal to the product of the Exchange Ratio and the number of Accord ordinary shares subject to such option or warrant. Upon the consummation of the Merger, Merger Sub will merge with and into Accord, with Accord as the surviving corporation. On December 6, 2000, Accord and Polycom issued a press release announcing the signing of the Merger Agreement (the "Press Release").

        The Merger is subject to regulatory and Accord shareholder approvals and other customary conditions to closing. Certain shareholders of Accord, representing in the aggregate approximately 32.9% of the voting share capital of Accord, have entered into voting agreements (collectively, the "Voting Agreement") with Polycom pursuant to which each such shareholder has agreed to vote in favor of the Merger.

        The Merger Agreement and the Press Release are attached hereto as Exhibits 2.1 and 99.1, respectively, and the form of Voting Agreement is attached as Exhibit A to the Merger Agreement, each of which is incorporated herein by reference in its entirety. The foregoing descriptions of the Merger Agreement, the Press Release and the Voting Agreement are qualified in their entirety by reference to the Merger Agreement, the Press Release and the Voting Agreement, respectively.

        Any statements contained in the Press Release that are not historical facts are forward-looking statements. In particular, statements using the words "will," "plans," "expects," "believes," "anticipates," or like terms are by their nature predictions based upon current plans, expectations, estimates, and assumptions. These statements are subject to a number of risks and uncertainties that could significantly affect outcomes, which may differ materially from the expectations, estimates, or assumptions expressed in or implied by any such forward-looking statements. Specific risks applicable to such forward-looking statements include risks associated with the failure to conclude any proposed agreement and/or changing conditions in the marketplace. Other risks and uncertainties associated with the business of Accord may be reviewed in Accord's registration statement on Form F-1, which is publicly on file with the U.S. Securities and Exchange Commission.

ITEM 7.   EXHIBITS

(c)     Exhibits

EXHIBIT NO.                          DESCRIPTION
-----------  ----------------------------------------------------------------
   2.1       Agreement and Plan of Merger and Reorganization dated as of
             December 5, 2000, by and between Polycom, Inc., Merger Sub
             Ltd. and Accord Networks Ltd., and Exhibits attached thereto.

  10.1 Form of Voting Agreement dated as of December 5, 2000, entered into by and between Polycom, Inc. and each of Jules L. DeVigne, Sigi Gavish, Philip B. Keenan, David P. Gallagher, Amnon
             Shachar, Jeffrey B. Bradley, Matty Karp, Jos Henkens, Nitzanim
             Fund (1993) Ltd., K.T. Concord Venture Fund (Cayman) L.P.,
             K.T. Concord Venture Fund (Israel) L.P., K.T. Concord Venture
             Advisors (Cayman) L.P., K.T. Concord Venture Advisors (Israel)
             L.P. and Advanced Technology Ventures IV, L.P. (included as
             Exhibit A to Exhibit 2.1).

  99.1       Press Release of Polycom, Inc. dated December 6, 2000.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ACCORD NETWORKS LTD.


December 12, 2000                       By:  /s/ Jules L. DeVigne
                                             ---------------------------------
                                             Name:  Jules L. DeVigne
                                             Title: Chief Executive Officer

                                EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION
-----------  ----------------------------------------------------------------
   2.1       Agreement and Plan of Merger and Reorganization dated as of
             December 5, 2000, by and between Polycom, Inc., Merger Sub
             Ltd. and Accord Networks Ltd., and Exhibits attached thereto.

  10.1 Form of Voting Agreement dated as of December 5, 2000, entered into by and between Polycom, Inc. and each of Jules L. DeVigne, Sigi Gavish, Philip B. Keenan, David P. Gallagher, Amnon
             Shachar, Jeffrey B. Bradley, Matty Karp, Jos Henkens, Nitzanim
             Fund (1993) Ltd., K.T. Concord Venture Fund (Cayman) L.P.,
             K.T. Concord Venture Fund (Israel) L.P., K.T. Concord Venture
             Advisors (Cayman) L.P., K.T. Concord Venture Advisors (Israel)
             L.P. and Advanced Technology Ventures IV, L.P. (included as
             Exhibit A to Exhibit 2.1).

  99.1       Press Release of Polycom, Inc. dated December 6, 2000.